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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 30, 1998





                           Host Marriott Corporation
              (Exact Name of Registrant as Specified in Charter)





            Maryland                      1-14625                53-0085950
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                     Indemnification no.)


            10400 Fernwood Road
            Bethesda, Maryland                             20817
 (Address of Principal Executive Offices)               (Zip Code)







       Registrant's telephone number, including area code: (301) 380-9000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The purpose of this Form 8-K is to file with the Securities and Exchange Commission the current form of the Company's bylaws.

               3.1 Bylaws of the Company dated as of December 30, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HOST MARRIOTT CORPORATION


                                          By: /s/ Christopher G. Townsend
                                             -----------------------------------
Date:  December 30, 1999                  Name:  Christopher G. Townsend
                                          Title:  Senior Vice President, General
                                          Counsel and Corporate Secretary
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                                    Exhibits

               3.1 Bylaws of the Company dated as of December 30, 1998.